Leases (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Disclosure Text Block [Abstract]
Operating lease right of use decreased		$ 1,717
Operating lease liability decreased		2,233
Foreign currency exchange gain		484
Operating income		32
Operating lease agreements options to extend, description	As of December 31, 2021, the Company’s assessment for the remaining lease term range between 0.9 years to 6.3 years, including options to extend part of the lease agreements for an additional 2 years and up to 5 years.
Measurement of operating lease liabilities	$ 1,125	$ 1,184